Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	September 30, 2013

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

SEPTEMBER 30, 2013

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	Sept. 30 2013		December 31 2012
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,881	4%	$2,528	6%
Fixed Maturities
Tax Exempt	18,951	44	19,913	45
Taxable	18,659	44	18,163	41
Equity Securities	1,821	4	1,663	4
Other Invested Assets	1,665	4	1,954	4

Total Invested Assets	$42,977	100%	$44,221	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,364		$2,678
Equity Securities	658		419

	2,022		3,097
Deferred Income Tax Liability	708		1,084

	$1,314		$2,013

Capitalization
Long Term Debt	$3,300		$3,575
Shareholders’ Equity	15,621		15,827

Total Capitalization	$18,921		$19,402

Debt as a Percentage of Total Capitalization	17.4%		18.4%

Actual Common Shares Outstanding	251.8		261.8

Book Value Per Common Share	$62.04		$60.45

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$58.52		$53.80

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third Quarter 2013	Nine Months 2013	From December 2005 to September 30, 2013

Cost of Shares Repurchased	$326	$975	$11,588

Average Cost Per Share	$86.17	$85.39	$55.55

Shares Repurchased	3,781,625	11,418,615	208,603,848

During the period from December 2005 through December 2010, the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. In January 2013, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock, which authorization replaced the January 2012 authorization. The January 2013 authorization has no expiration date and, as of September 30, 2013, approximately $433 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2013	Dec. 31 2012	Sept. 30 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$662	$943	$662	$943

Taxable Fixed Maturities	1,113	1,296	1,130	1,333

Equity Securities	102	176	104	215

Other Invested Assets	—	68	—	68

TOTAL	$1,877	$2,483	$1,896	$2,559

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2013	Dec. 31 2012	Sept. 30 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$1,219	$1,585	$1,219	$1,585

Fixed Maturities

Tax Exempt	18,210	18,410	18,951	19,913

Taxable	16,923	15,692	17,529	16,830

Equity Securities	1,061	1,068	1,717	1,448

Other Invested Assets	1,665	1,886	1,665	1,886

TOTAL	$39,078	$38,641	$41,081	$41,662

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2013	2012	2013	2012
	(in millions)

CORPORATE INVESTMENT INCOME	$3	$7	$12	$18

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$171	$181	$523	$553

Taxable Interest	102	108	310	334

Other	13	13	43	39

Investment Expenses	(6)	(5)	(22)	(18)

TOTAL	$280	$297	$854	$908

Effective Tax Rate	18.1%	18.4%	18.0%	18.7%

After-Tax Annualized Yield	2.83%	3.08%	2.88%	3.14%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30 2013	Dec. 31 2012	Sept. 30 2012
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,800	$14,117	$14,600

Rolling Year Statutory Net Premiums Written	$12,085	$11,861	$11,919

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.84:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

NINE MONTHS ENDED SEPTEMBER 30, 2013

	Net Unpaid Losses				All Other Unpaid Losses Increase (Decrease)
	9/30/13	12/31/12	Increase (Decrease)	IBNR Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$399	$387	$12	$5	$7

Homeowners	797	898	(101)	(95)	(6)

Other	956	926	30	23	7

Total Personal	2,152	2,211	(59)	(67)	8

Commercial Insurance

Multiple Peril	1,777	1,799	(22)	(29)	7

Casualty	6,572	6,485	87	54	33

Workers’ Compensation	2,737	2,607	130	99	31

Property and Marine	959	1,316	(357)	(300)	(57)

Total Commercial	12,045	12,207	(162)	(176)	14

Specialty Insurance

Professional Liability	7,020	7,150	(130)	(34)	(96)

Surety	72	83	(11)	(3)	(8)

Total Specialty	7,092	7,233	(141)	(37)	(104)

Total Insurance	21,289	21,651	(362)	(280)	(82)

Reinsurance Assumed	330	371	(41)	(35)	(6)

Total	$21,619	$22,022	$(403)	$(315)	$(88)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012
Net Premiums Written	$556	$519	$2,011	$1,940	$680	$652	$3,247	$3,111
Decrease (Increase) in Unearned Premiums	(26)	(20)	(70)	(66)	(10)	(12)	(106)	(98)

Net Premiums Earned	530	499	1,941	1,874	670	640	3,141	3,013

Net Losses Paid	319	306	1,091	936	327	342	1,737	1,584
Increase (Decrease) in Outstanding Losses	17	2	(95)	(31)	32	18	(46)	(11)

Net Losses Incurred	336	308	996	905	359	360	1,691	1,573

Expenses Incurred	176	158	666	655	275	253	1,117	1,066

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$18	$33	$279	$314	$36	$27	$333	$374

Ratios After Dividends to Policyholders:

Loss	63.4%	61.7%	51.3%	48.3%	53.6%	56.3%	53.8%	52.2%
Expense	31.7	30.5	33.1	33.8	40.4	38.8	34.4	34.3

Combined	95.1%	92.2%	84.4%	82.1%	94.0%	95.1%	88.2%	86.5%

Premiums Written as a % of Total	6.0%	5.8%	21.9%	21.6%	7.4%	7.3%	35.3%	34.7%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$834	$840	$1,240	$1,248	$846	$789	$1,094	$1,092	$4,014	$3,969
Decrease (Increase) in Unearned Premiums	2	9	(2)	(11)	(68)	(63)	(18)	(14)	(86)	(79)

Net Premiums Earned	836	849	1,238	1,237	778	726	1,076	1,078	3,928	3,890

Net Losses Paid	421	412	714	629	369	350	752	714	2,256	2,105
Increase (Decrease) in Outstanding Losses	(17)	38	109	154	131	164	(352)	(60)	(129)	296

Net Losses Incurred	404	450	823	783	500	514	400	654	2,127	2,401

Expenses Incurred	319	314	359	353	184	171	379	367	1,241	1,205

Dividends Incurred	—	—	—	—	26	21	—	—	26	21

Statutory Underwriting Income	$113	$85	$56	$101	$68	$20	$297	$57	$534	$263

Ratios After Dividends to Policyholders:

Loss	48.3%	53.0%	66.5%	63.3%	66.5%	72.9%	37.2%	60.7%	54.5%	62.1%
Expense	38.3	37.4	28.9	28.3	22.4	22.3	34.6	33.6	31.1	30.5

Combined	86.6%	90.4%	95.4%	91.6%	88.9%	95.2%	71.8%	94.3%	85.6%	92.6%

Premiums Written as a % of Total	9.1%	9.4%	13.5%	13.9%	9.2%	8.8%	11.9%	12.2%	43.7%	44.3%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$1,692	$1,660	$236	$220	$1,928	$1,880
Decrease (Increase) in Unearned Premiums	33	107	(2)	18	31	125

Net Premiums Earned	1,725	1,767	234	238	1,959	2,005

Net Losses Paid	1,124	1,169	19	17	1,143	1,186
Increase (Decrease) in Outstanding Losses	(77)	28	(10)	8	(87)	36

Net Losses Incurred	1,047	1,197	9	25	1,056	1,222

Expenses Incurred	506	498	96	89	602	587

Dividends Incurred	—	—	2	2	2	2

Statutory Underwriting Income	$172	$72	$127	$122	$299	$194

Ratios After Dividends to Policyholders:

Loss	60.7%	67.7%	3.9%	10.6%	53.9%	61.0%
Expense	29.9	30.0	41.0	40.8	31.3	31.3

Combined	90.6%	97.7%	44.9%	51.4%	85.2%	92.3%

Premiums Written as a % of Total	18.4%	18.5%	2.6%	2.5%	21.0%	21.0%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$9,189	$8,960	$(3)	$2	$9,186	$8,962
Decrease (Increase) in Unearned Premiums	(161)	(52)	1	1	(160)	(51)

Net Premiums Earned	9,028	8,908	(2)	3	9,026	8,911

Net Losses Paid	5,136	4,875	29	52	5,165	4,927
Increase (Decrease) in Outstanding Losses	(262)	321	(41)	(84)	(303)	237

Net Losses Incurred	4,874	5,196	(12)	(32)	4,862	5,164

Expenses Incurred	2,960	2,858	—	1	2,960	2,859

Dividends Incurred	28	23	—	—	28	23

Statutory Underwriting Income	$1,166	$831	$10	$34	1,176	865

Increase in Deferred Acquisition Costs					69	15

GAAP Underwriting Income					$1,245	$880

Ratios After Dividends to Policyholders:

Loss	54.2%	58.5%	* %	* %	54.1%	58.1%
Expense	32.3	32.0	*	*	32.3	32.0

Combined	86.5%	90.5%	* %	* %	86.4%	90.1%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$6,862	$6,670	$2,324	$2,292	$9,186	$8,962
Decrease (Increase) in Unearned Premiums	(129)	(64)	(31)	13	(160)	(51)

Net Premiums Earned	6,733	6,606	2,293	2,305	9,026	8,911

Net Losses Paid	3,982	3,844	1,183	1,083	5,165	4,927
Increase (Decrease) in Outstanding Losses	(369)	20	66	217	(303)	237

Net Losses Incurred	3,613	3,864	1,249	1,300	4,862	5,164

Expenses Incurred	2,075	2,002	885	857	2,960	2,859

Dividends Incurred	28	23	—	—	28	23

Statutory Underwriting Income	$1,017	$717	$159	$148	1,176	865

Increase in Deferred Acquisition Costs					69	15

GAAP Underwriting Income					$1,245	$880

Ratios After Dividends to Policyholders:

Loss	53.8%	58.7%	54.5%	56.4%	54.1%	58.1%
Expense	30.4	30.1	38.1	37.4	32.3	32.0

Combined	84.2%	88.8%	92.6%	93.8%	86.4%	90.1%

Premiums Written as a % of Total	74.7%	74.4%	25.3%	25.6%	100.0%	100.0%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$185	$170	$707	$679	$214	$213	$1,106	$1,062
Decrease (Increase) in Unearned Premiums	(5)	(4)	(52)	(50)	11	1	(46)	(53)

Net Premiums Earned	180	166	655	629	225	214	1,060	1,009

Net Losses Paid	112	99	301	328	115	102	528	529
Increase (Decrease) in Outstanding Losses	3	2	36	(57)	4	16	43	(39)

Net Losses Incurred	115	101	337	271	119	118	571	490

Expenses Incurred	59	53	232	225	90	86	381	364

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$6	$12	$86	$133	$16	$10	$108	$155

Ratios After Dividends to Policyholders:

Loss	63.9%	60.8%	51.5%	43.1%	52.9%	55.1%	53.9%	48.5%
Expense	31.9	31.2	32.8	33.1	42.0	40.4	34.4	34.3

Combined	95.8%	92.0%	84.3%	76.2%	94.9%	95.5%	88.3%	82.8%

Premiums Written as a % of Total	6.1%	5.8%	23.3%	23.3%	7.1%	7.3%	36.5%	36.4%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$285	$287	$390	$378	$281	$242	$299	$304	$1,255	$1,211
Decrease (Increase) in Unearned Premiums	(6)	(4)	25	32	(12)	7	59	53	66	88

Net Premiums Earned	279	283	415	410	269	249	358	357	1,321	1,299

Net Losses Paid	125	138	225	217	119	114	229	244	698	713
Increase (Decrease) in Outstanding Losses	—	(23)	58	25	58	58	(120)	(63)	(4)	(3)

Net Losses Incurred	125	115	283	242	177	172	109	181	694	710

Expenses Incurred	106	105	118	114	63	56	116	113	403	388

Dividends Incurred	—	—	—	—	9	7	—	—	9	7

Statutory Underwriting Income	$48	$63	$14	$54	$20	$14	$133	$63	$215	$194

Ratios After Dividends to Policyholders:

Loss	44.8%	40.6%	68.2%	59.0%	68.1%	71.1%	30.4%	50.7%	52.9%	55.0%
Expense	37.2	36.6	30.3	30.2	23.1	23.8	38.8	37.2	32.3	32.2

Combined	82.0%	77.2%	98.5%	89.2%	91.2%	94.9%	69.2%	87.9%	85.2%	87.2%

Premiums Written as a % of Total	9.4%	9.9%	12.9%	13.0%	9.3%	8.3%	9.9%	10.4%	41.5%	41.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$594	$567	$76	$73	$670	$640
Decrease (Increase) in Unearned Premiums	(21)	21	(1)	8	(22)	29

Net Premiums Earned	573	588	75	81	648	669

Net Losses Paid	365	373	4	6	369	379

Increase (Decrease) in Outstanding Losses	(27)	26	(5)	7	(32)	33

Net Losses Incurred	338	399	(1)	13	337	412

Expenses Incurred	170	165	32	29	202	194

Dividends Incurred	—	—	1	—	1	—

Statutory Underwriting Income	$65	$24	$43	$39	$108	$63

Ratios After Dividends to Policyholders:

Loss	59.0%	67.9%	(1.4)%	16.1%	52.1%	61.6%
Expense	28.6	29.1	42.7	39.7	30.2	30.3

Combined	87.6%	97.0%	41.3%	55.8%	82.3%	91.9%

Premiums Written as a % of Total	19.6%	19.5%	2.5%	2.5%	22.1%	22.0%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$3,031	$2,913	$(2)	$—	$3,029	$2,913
Decrease (Increase) in Unearned Premiums	(2)	64	—	—	(2)	64

Net Premiums Earned	3,029	2,977	(2)	—	3,027	2,977

Net Losses Paid	1,595	1,621	9	18	1,604	1,639

Increase (Decrease) in Outstanding Losses	7	(9)	(11)	(33)	(4)	(42)

Net Losses Incurred	1,602	1,612	(2)	(15)	1,600	1,597

Expenses Incurred	986	946	—	—	986	946

Dividends Incurred	10	7	—	—	10	7

Statutory Underwriting Income	$431	$412	$—	$15	431	427

Increase (Decrease) in Deferred Acquisition Costs					12	(9)

GAAP Underwriting Income					$443	$418

Ratios After Dividends to Policyholders:

Loss	53.1%	54.3%	* %	* %	53.0%	53.8%
Expense	32.6	32.5	*	*	32.7	32.5

Combined	85.7%	86.8%	* %	* %	85.7%	86.3%

Premiums Written as a % of Total	100.1%	100.0%	(0.1)%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$2,335	$2,222	$694	$691	$3,029	$2,913
Decrease (Increase) in Unearned Premiums	(65)	(6)	63	70	(2)	64

Net Premiums Earned	2,270	2,216	757	761	3,027	2,977

Net Losses Paid	1,180	1,291	424	348	1,604	1,639
Increase (Decrease) in Outstanding Losses	21	(127)	(25)	85	(4)	(42)

Net Losses Incurred	1,201	1,164	399	433	1,600	1,597

Expenses Incurred	702	668	284	278	986	946

Dividends Incurred	10	7	—	—	10	7

Statutory Underwriting Income	$357	$377	$74	$50	431	427

Increase (Decrease) in Deferred Acquisition Costs					12	(9)

GAAP Underwriting Income					$443	$418

Ratios After Dividends to Policyholders:

Loss	53.1%	52.7%	52.7%	56.9%	53.0%	53.8%
Expense	30.2	30.2	40.9	40.2	32.7	32.5

Combined	83.3%	82.9%	93.6%	97.1%	85.7%	86.3%

Premiums Written as a % of Total	77.1%	76.3%	22.9%	23.7%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2013	2012	2013	2012
	(dollars in millions)
Annualized Net Income	$2,164	$2,132	$2,368	$1,924
Average Shareholders’ Equity	$15,572	$15,768	$15,747	$15,582

Return on Equity	13.9%	13.5%	15.0%	12.3%

Annualized Operating Income	$2,116	$2,132	$2,077	$1,835
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,257	$13,794	$14,082	$13,713

Operating Return on Equity	14.8%	15.5%	14.7%	13.4%